February 2017

This presentation contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “budget,” “components of expected 2016 FFO,” and other comparable terms in this presentation. These forward-looking statements are made as of the date of this presentation and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2015 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information as of September 30, 2016, unless otherwise disclosed.

3 TOP MSAs MSA RANK SQ FT % Dallas-Fort Worth 4 2,348,811 16.2% Seattle 15 907,239 6.2% Charlotte 22 820,457 5.6% Nashville 36 717,434 4.9% Los Angeles 2 614,383 4.2% Houston 5 591,027 4.1% Richmond 45 548,801 3.8% Des Moines 90 532,610 3.7% San Antonio 25 523,597 3.6% Memphis 42 515,876 3.5% The Big Picture $3.5B 14.5M 10.1M INVESTED IN 202 PROPERTIES SQUARE FEET OWNED IN 29 STATES SQUARE FEET MANAGED INTERNALLY 89% MEDICAL OFFICE AND OUTPATIENT 85% ON/ADJACENT TO HOSPITAL CAMPUSES % of Total SF MSA RANK MOB/ Outpatient Total Portfolio Top 25 59% 56% Top 50 83% 78% Top 75 87% 81% Top 100 92% 87%

4 (CHI) (Ascension) (CHI) Health System Affiliations 79% of Healthcare Realty's outpatient properties are associated with leading providers included in Modern Health- care's Top 100 Health Systems. Associated SF as a % of total SF HEALTH SYSTEM RANK (1) MOB/ Outpatient Total Portfolio Top 25 54% 51% Top 50 72% 68% Top 75 76% 72% Top 100 (2) 79% 77% (1) Ranked by revenue based on Modern Healthcare's Healthcare Systems Financial Database. The database includes nearly 500 out of approximately 1,500 health systems in the United States. (2) Have revenue of $2.1B or greater

5 Portfolio History 93 A S S E TS ( in m ill io ns ) 99 0596 02 0894 00 0697 03 09 10 1195 01 0798 04 2008 Acquired Carolinas Healthcare System Portfolio 2011 Acquired Bon Secours Portfolio 1998 Acquired Capstone Capital Corporation 2004 Acquired Baylor Healthcare Portfolio 2007 Sold Senior Living Facilities and paid special dividend of $4.75 per share 3,000 1,000 2,000 0 12 13 1,500 2,500 $3,500 500 MEDICAL OFFICE BUILDING SPECIALITY INPATIENT SENIOR HOUSING OTHER 75% MOB 27% MULTI-TENANT 51 ,000 AVG SF / BUILDING 72% MOB 55% MULTI-TENANT 54,000 AVG SF / BUILDING 14 15 89% MOB 84% MULTI-TENANT 72,000 AVG SF / BUILDING

6 Industry Landscape $1 TRILLION OF HEALTHCARE REAL ESTATE VALUE Source: Sg2, Stifel Nicolaus, RBC Capital Markets A C U IT Y SETTING OUTPATIENT CARE RESIDENTIAL CARE ACUTE CARE RECOVERY & REHABILITATION Senior Housing $150B MOB/Outpatient $350B Hospitals $310B Skilled Nursing $120B LTAC $18B IRF $15B

7 Who Owns MOBs? HCN VTR HCP (2) DRE OHI SNH (3) HR MPW HTA D O C LTC SBRA 16% 20% 22% 22% 40% 1% 1% 89% 94% % Multi-tenant % On or adjacent to campus(4) Avg building size 53 75 49k SF 85 92 73k SF HR HR HR % OF MOBS IN PORTFOLIO (1) (1) Includes only public REITs (2) Post spin-off of the HCR ManorCare portfolio (3) Includes MOBs, Life Science, and other medical use buildings (4) Based on mapping of individual properties. May not match company reports. (5) By square feet Source: Company Filings HTA HTA HTA MOB STATS(5) N H I 93% 46 60 42k SF DOC DOC DOC

8 ON -C AM PU S 0 - 25 0 Y AR DS25 1 YARDS - 0 . 25 M I L ES OFF -CAMPUS HR ON-C AM PU S 0 - 25 0 Y AR DS25 1 YARDS - 0 . 2 5 M I LE S OFF -CAMPUS HTA SF % OF TOTAL SF % OF TOTAL SF % OF TOTAL On-campus 8.9M 67.4% 4.5M 27.6% 2.5M 26.0% Adjacent 2.3M 17.7% 4.1M 24.9% 1.9M 20.4% 0 - 250 yards 1.2M 9.2% 2.7M 16.4% 1.2M 12.7% 251 yards - 0.25 miles 1.1M 8.5% 1.4M 8.5% 731K 7.7% Off-campus 2.0M 14.9% 7.8M 47.5% 5.1M 53.6% 0.25 - 0.5 miles 130K 1.0% 76K 0.5% 484K 5.1% 0.5 - 1 miles 305K 2.3% 735K 4.5% 575K 6.0% 1 - 2 miles 590K 4.4% 2.5M 15.2% 781K 8.2% 2 - 5 miles 477K 3.6% 2.5M 15.4% 1.7M 17.6% 5 - 10 miles 332K 2.5% 1.8M 10.9% 1.2M 12.3% 10 + miles 143K 1.1% 165K 1.0% 418K 4.4% TOTAL SF 13.2M 100.0% 16.3M 100.0% 9.5M 100.0% MOB Proximity to Hospital OFF-CAMPUS 15.1% ON -C AM PU S 0 - 25 0 Y AR DS25 1 YARDS - 0 . 25 M I L ES OFF -CAMPUS DOC Based on mapping of individual properties. May not match company reports. Source: Company reports; S&P Global Market Intelligence; other public sources 85.1% ON- AND ADJ 52.5% 46.4%

9 MOB Portfolio Comparison % OF TOTAL MOB SF Top 100 Health Systems Top 100 MSAs 85 46 53 59 70 83 HR DOCHTAHCN VTRHCP 92 70 77 87 93 89 78 3939 49 56 79 HR DOCHTAVTRHCNHCP 66 19 27 3536 68 HR DOCHTAVTRHCNHCP On or Adjacent to Campus(1) All Three Attributes NOT FOR PROFIT HR DOCHTAVTRHCNHCP (1) Based on mapping of individual properties. May not match company reports. (2) Pro Forma for the acquisition of 51 MOBs associated with CHI Source: Company reports; Modern Healthcare; BLS.gov; Nielsen; other public sources % % % % ON CAMPUS PROJECTED POPULATION GROWTH RATE 5.9 5.7 5.0 4.4 4.4 4.5 67 62 35 49 28 26 66 26 39 44 23 35 (1) Based on mapping of individual properties. May not match company reports. Includes properties located no more than 0.25 miles from a hospital campus. Source: Company reports; Modern Healthcare; BLS.gov; Nielsen; other public sources

10 NEW DEVELOPMENT EACH YEARTOTAL OUTPATIENT / MOB MARKET AVERAGE ANNUAL SALES Hospital-owned $161B (46%) Investor-owned $60B (17%) $9.2B $4B-6B$350B Development projects, more so than acquisitions, foster hospital relationships. Hospital-owned facilities are rarely for sale. TOP SELLERS (2014-2015) Griffin American Healthcare REIT II $1,725M ARC Healthcare Trust 1,114M ProMed 589M G&L Realty 273M Meadows & Ohly 272M LaSalle 248M Harrison Street 237M Memorial Hermann 225M Beal Cos 210M CBRE 210M $5,102M Size of MOB Market Source: RBC Capital Markets; Stifel Nicolaus; Real Capital Analytics; Modern Healthcare, Revista DISTRIBUTION OF MOBS BY DECADE BUILT 1980 1 1% 1990 2000 2010 29% 17%20% 23% Provider-owned $88B (25%) Government-owned $42B (12%) Non-REITS $28B (8%) REITS $32B (9%)

11 Booming Demand ANNUAL PHYSICIAN OFFICE VISITS & HEALTHCARE COSTS BY AGE 2.3 Visits 3.7 Visits 6.9 Visits <45 >65 45-64 2000 2020 2030 % ove r 6 5yr . o ld 13.4% 12.4% 19.6% 20.6% Source: CMS.gov, US Centers for Disease Control and Prevention, US Census Bureau, AHA Hospital Statistics, BLS.gov, Henry J. Kaiser Family Foundation 85 88 91 94 97 00 700 500 300 100 Ou tpa tie nt Vis its Inpatient Days PATIENT VISITS BY YEAR ( IN MILLIONS) EMPLOYMENT CHANGE SINCE 2009 2009 2010 201 1 2012 2013 2014 30% 20% 10% 0% -10% + 41% Outpatient Care Centers + 23% Ambulatory (all outpatient facilities) + 14% Healthcare Jobs + 14% Office of Physicians + 7% Total US Employment The aging population, health reform, and increased utilization are driving the volume of outpatient visits higher. Healthcare employment continues to increase to meet growing demand. 2010 03 06 09 12 HC Ex p. % of G DP 2015 $ $ $ $ $ $ $ $ $ $ $9,800 Annual Cost $ $ $ $ $ $ $5,500 Annual Cost $ $ $ $2,700 Annual Cost 13 2016 + 8% Hospitals 40%

12 Source: Dixon Hughes Goodman, AHA Annual Survey data for Community hospitals, Modern Healthcare 2002 2014 100% 50% 0% PRA CTIC ES OWN ED BY H OSP ITAL S PRACTICES OWNED BY PHYSICIANS Provider Trends Inpatient vs. Outpatient 1994 2014 28% 46% 2009 2015 30% 0% PHYSICIAN COMPENSATION GROWTH 2009–2015 10% Pediatrics 29.6% Internal Med. & Family Practice 20.9% Oncology 15.6% Cardiology 15.1% General Surgery 14.8% Obstetric/Gynecology 14.0% Dermatology 13.6% Orthopedic Surgery 10.4% HOSPITALS' GROSS REVENUE 20% As more of hospitals' revenue comes from outpatient services, more physicians are em- ployed by hospitals, and their compensation is increasing steadily.

13 Rent Cushion RENT ( 1 x ) RENT CUSHION* COVERAGE RATIO 1 . 1X 1 .4 X 3 X 3.7X > 6 X > 9X Assisted Living/ Independent Living Skilled Nursing Facility Inpatient Rehab Facility Acute Care Hospital Surgical Hospital Medical Office Building * Rent Cushion (8x) = Coverage ratio (9X) - rent (1X) Source: Stifel Nicolaus; Company Filings; MGMA MOB rent coverage provides a buffer against reimbursement changes.

14 HOSPITAL ON-CAMPUS 0 - 2 50 YARDS 25 1 YA RDS - 0 .25 MILES OFF- CAMPUS ANCHORED OFF -CAMP US NOT ANCHORED < > HIGHER RISK LOWER FUNGIBILITY ADJ < > ON- AND ADJ TO CAMPUS Campus Proximity LOW-FUNGIBILITY: Having unique qualities that are not readily substituted. Proximity to hospital drives long-term value and lowers risk. HEALTHCARE REALTY MOBS BY LOCAT ION % OF SF On-campus 67% Adjacent 0-250 yards 9% 251 yards - 0.25 miles 9% On-campus and adjacent 85% Off-campus, anchored by a hospital system 8% Off-campus, not anchored 7%

15 On-Campus Focus H R ’s % o n/ ad j t o c am p us b y S Q F T 80 75 69 64 Healthcare Realty has strategically shifted its portfolio toward lower-risk, on-campus medical office buildings. Why On-Campus Matters ON-CAMPUS OFF-CAMPUS Occupancy (2) 89.1% 87.7% Tenant Retention (2) 83.8% 78.0% Leasing Spread (2) 3.0% 2.0% Trailing 12 Month Leasing Spread 5.6% 1.9% (1) In the first quarter of 2016, the Company adopted the standard definition of adjacent to a hospital campus referring to properties that are no more than 0.25 miles from a hospital campus. (2) HR results from 2008-2015 77 84(1) 2010 2011 2012 2013 2014 2015 2016 85 80

16 Intrinsic Real Estate Value vs. Leasehold Value Multi-tenant building in dense location with strong demand. Credit worthy single tenant in location with few replacement tenants. Leasehold Value • Credit-driven • High fungibility • Rent exceeds market • Renewal roll down (terminal value risk) • Duration: lease term (finite) Intrinsic Real Estate Value • Demand-driven • Low fungibility • Perpetual cash flow • Duration: infinite DEMAND > SUPPLY SUPPLY > DEMAND QUANT I T Y (SF ) P R IC E ( R E N T)

Tenant Diversity

HEALTHCARE REALTY'S AVERAGE LEASE SIZE = 4,966 SF


0-2,500 SF
2,501-5,000 SF
5,001-7,500 SF
7,501-10,000 SF
10,000+ SF

Top Healthcare Realty Tenant Specialties	% of Healthcare Realty SQ FT [1]	Mix of US physicians [2]
PRIMARY CARE		
Family Practice/Internal Medicine	*20%*	*27%*
Pediatrics	*5%*	*7%*
Primary Care	25%	34%
OTHER TOP SPECIALTIES		
Orthopedics/Sports Medicine	11%	2%
Obstetrics/Gynecology	10%	5%
Imaging/Diagnostics/Radiology	6%	3%
Cardiology	6%	3%
Ambulatory Surgery Center	5%	
General Surgery	4%	3%
Oncology	4%	1%
Neurology	3%	2%
Ophthalmology	3%	2%

Healthcare Realty reduces risk through tenant size and diversity of medical specialties. Healthcare Realty's assets are primarily on-campus, resulting in a higher proportion of specialists vs. primary care.

Other Healthcare Realty Tenant Specialties

Allergy	Infectious Disease	Podiatry
Anesthesiology	Neonatology	Psychology
Audiology	Nephrology	Pulmonary Medicine
Bariatrics	Neurology	Reproductive Endocrinology
Cardio/Thoracic Surgery	Neurosurgery	Rheumatology
Colon and Rectal Surgery	Otolaryngology	Urology
Dermatology	Pain Management	Vascular Surgery
Endocrinology	Physical Therapy	
Gastroenterology	Plastic Surgery	

[1] Leased to physicians

[2] AAMC, 2014 Physician Specialty Data Book

17

18 Historical Investment Activity 2008-2015 Cumulative New Investments: $2.1B Total Assets with New Investments Since 2007, Healthcare Realty has invested over $2B in quality assets, more than doubling its asset base, reducing risk and increasing long-term value. 29% A C Q U I S I T IO N $ 1,4 78M D E VE L O PM E NT $ 60 9M 71% 2 0 1 22 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 $316M $111M $81M $96M $305M $84M $190M $95M$141M $84M $2 . 0 B $ 2 . 2 B $ 2 . 6 B $ 2 . 8 B $ 3 . 0 B 2 0 1 3 $217M $59M $3 . 2 B $87M $6M $3 . 2 B 2 0 1 4 $187M $28M $3 . 3 B 2 0 1 5 2008-2015 ANNUAL AVERAGE OF NEW INVESTMENTS ACQUISITION DEVELOPMENT $185M $76M $261MTOTAL

Recent MOB Acquisitions



Healthcare Realty targets on-campus, multi-tenant MOBs associated with market-leading hospitals.

Property	City	Size
MCMURRAY MEDICAL BUILDING	Seattle	60k SQ FT

On the campus of Northwest Hospital and Medical Center, part of AA+ rated UW Medicine

Property	City	Size
MERIDIAN MEDICAL PAVILION	Seattle	70k SQ FT

Adjacent to Northwest Hospital and Medical Center, part of AA+ rated UW Medicine

Property	City	Size
VALLEY PROF. CENTER NORTH	Seattle	47k SQ FT

On the campus of Valley Medical Center, part of AA+ rated UW Medicine

Property	City	Size
TALBOT PROF. CENTER	Seattle	87k SQ FT

On the campus of Valley Medical Center, part of AA+ rated UW Medicine

Property	City	Size
SWEDISH ORTHO. INSTITUTE	Seattle	53k SQ FT

On the campus of Swedish Medical Center, part of AA- rated Providence Health & Services

Property	City	Size
STEVENS HEALTH CENTER	Seattle	30k SQ FT

On the campus of Swedish Edmonds Hospital, part of AA- rated Providence Health

Property	City	Size
HIGHLINE MEDICAL PAVILION	Seattle	36k SQ FT

On the campus of Highline Medical Center, part of A- rated CHI

Property	City	Size
THREE TREE MEDICAL ARTS	Seattle	60k SQ FT

On campus and attached to Highline Medical Center, part of A- rated CHI

Property	City	Size
TACOMA MED CTR	Tacoma	33k SQ FT

Adjacent to Tacoma General Hospital, part of AA- rated MultiCare Health

Property	City	Size
CIVIC CENTER PL.	San Jose	111k SQ FT

Adjacent to Washington Hospital Healthcare System and AA- rated Kaiser Permanente Hospital

Property	City	Size
BROADWAY-WEBSTER MEDICAL PLAZA	Oakland	100k SQ FT

On the campus of Alta Bates Summit Medical Center, part of AA- rated Sutter Health

Property	City	Size
UNION MED. PLAZA	Denver	48k SQ FT

Adjacent to Healthcare Realty's MOB developments on the campus of St. Anthony Hospital, part of A- rated CHI

Property	City	Size
WEST HILLS MEDICAL CENTER	Los Angeles	63k SQ FT

On the campus of West Hills Hospital and Medical Center, part of BB rated HCA

Property	City	Size
UNITY PROF. BUILDING	Minneapolis	64k SQ FT

On campus and attached to Unity Hospital, part of AA- rated Allina Health

Property	City	Size
BEL AIR PHYSICIANS PAVILION I&II	Baltimore	114k SQ FT

On campus and attached to Upper Chesapeake Health Medical Center, part of A- rated University of Maryland Medical Center

Property	City	Size
LOUDOUN II MOB	Washington, DC	104k SQ FT

On the campus of Loudoun Hospital, part of AA+ rated Inova Health System

Property	City	Size
WEST NORMAN PROF. BUILDING	Oklahoma City	69k SQ FT

On the campus of BBB rated Norman Regional Healthplex

19

20 Healthcare Demand/Need Patient Affluence PHYSICIAN OFFICE VISITS INPATIENT PROCEDURES PHYSICIAN NEED INCOME INSURED POPULATION / PAYOR MIX POPULATION GROWTH HIGHEST RISK LOWEST RISK MOB Differentiation On/off campus Hospital strength Tenant mix Building size Ground lease vs. fee simple Building condition/functionality Competition Parking Financial measures: Growth profile Lease rates Capital needs Operating expenses Lease turnover/expirations 6-6.5% 7% + 5-6% 6.5-7% Beyond market dynamics, asset and portfolio value is a function of asset-specific attributes, including: Source: Montecito Research & Analytics Healthcare Realty’s assets are predominately in the top two quadrants. RECENT ACQUISITIONS HR PORTFOLIO HR’S ESTIMATED CAP RATE RANGE%

21 Acquisition Discipline On-Campus Deals 2015 AVAILABLE DEALS * 504 total deals | 38.0M SF CONFIDENTIALITY AGREEMENT (CA) LETTER OF INTENT (LOI) CLOSED Off-Campus Deals *Excluding M&A Although nearly 70% of available deals are located off-campus, Healthcare Realty maintains its disciplined focus on properties located on leading hospital campuses. 349 deals $5.4B $15.5M avg deal size 155 deals $4.3B $27.6M avg deal size 26 deals $1.5B 77 deals $3.2B 4 deals $62M 45 deals $1.7B 1 deal $7M 7 deals $181M OFF-CAMPUS ON-CAMPUS CA 7% 50% LOI 1% 29% Closed 0.3% 5%

22 Portfolio Management $3.5 BILLION OF ASSETS (1) NON- STABILIZED STABILIZED PROPERTIES LEASE-UP RECENT ACQUISIT IONS/ COMPLETED DEVELOPMENTS DISPOSITION (1) Excludes land held for development and corporate property and includes development and redevelopment budgets $78M Budget $3,385M Gross Investment $103M Net Book Value RE/ DEVELOPMENT

23 Stabilized Properties STABILIZED PROPERTIES • 7.9% yield on cost • 90% occupied • $234M annualized NOI • 18% single-tenant net lease • 82% multi-tenant • 2016 NOI growth profile: • Multi-tenant: 4.5-6.5% • Single-tenant net lease: 0.0-3.0% • 95% occupied • 6.0% yield on cost RECENT ACQUISIT IONS (1)/ COMPLETED DEVELOPMENTS SAME STORE PROPERTIES $407M Invested 1.0M SQ FT 16 Properties $2,978M Invested 12.6M SQ FT 170 Properties (1) Properties acquired during the prior nine quarters, not included in same store

24 Re/Development Properties NON- STABILIZED STABILIZED PROPERTIES LEASE-UP RECENT ACQUISIT IONS/ COMPLETED DEVELOPMENTS DISPOSIT ION Stabilized yields are projected to range from 6.75–8.5%, depending on initial leasing commitments. RE/ DEVELOPMENT Location SQ FT Budget Estimated Remaining Fundings Aggregate Leased % Redevelopment Nashville 294,000 $51.8M $6.0M 83% Construction in Progress Denver 98,000 $26.5M $19.1M 35% 392,000 $78.3M $25.1M 71%

25 Non-Stabilized Assets NON- STABILIZED STABILIZED PROPERTIES LEASE-UP RECENT ACQUISIT IONS/ COMPLETED DEVELOPMENTS DISPOSITION Through routine asset management, Healthcare Realty recycles capital into new assets. The Company projects $50M–$75M in dispositions in 2016 with a blended cap rate range of 7.5-8.5%. RE/ DEVELOPMENT (1) Reflects Net Book Value REPOSITION ASSETS HELD FOR SALE Positive NOI Negative NOI Investment (1) $74.4M $14.4M $14.3M Occupancy 69% 32% 88% 3Q16 NOI Annualized $4.1M ($0.7M) $2.3M # of properties 10 6 3 SQ FT 702k 250k 128k $23.9M sales price 116k square feet 2 properties 2016 DISPOSITIONS

26 Multi-Tenant Same Store Revenue Model CAUSES OF TURNOVER • Temporary downtime between tenants • Inter-portfolio differences in lease rate per SF EFFECTS OF TURNOVER • 20 bps of change in occupancy = 20 bps of change in revenue growth • SS methodology creates false posi- tives and false negatives that are not meaningful 2.8% No Increases <1 yr. term Renewals (86% retention rate) Turnover Expiring Leases (16%) In-Place Contractual Leases (84%) No Increases >1 yr. term % OF REVENUE Non-Annual Increases 1.6%0.0% 98% 71% 6% 3% 4% 14% 2% AVG 2.7% Annual Increases 3.6% Average Occupancy 87.3% Rate per SF $31.38 Base Revenue 2.7% Op. Expense Reimbursement 1.8% Total Revenue 2.6% Operating Expenses 1.8% Net Operating Income 3.1% Net Absorption (80bps) 2.3% 2015 Same Store 5.4% SAME STORE NO I GROWTH (mu l t i - tenant ) GROWTH 98% of base revenue growth is driven by 4 key components: 1. Contractual Increases 2. Cash Leasing Spreads 3. Retention Rate 4. Releasing Yields 4 P RE D I C T I V E ME T R I C S Same Store NOI is descriptive, not predictive.

27 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2 0 1 3 2 0 1 4 2 0 1 5 2016 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2 0 1 3 2 0 1 4 2 0 1 5 2016 Same Store Portfolio Trends * Single-tenant net lease Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2 0 1 3 2 0 1 4 2 0 1 5 2016 TENANT RETENTION OCCUPANCY CONTRACTUAL RENT INCREASES OCCURRING IN THE QUARTER CASH LEASING SPREADS 3.0% 78.4% 3.1% 87.4% 90.0% 4.3% 90.1% 1.7% Mult i-Tenant Average: 85.2% Mult i-Tenant STNL* Mult i-Tenant 2.8% 1.6% Mult i-Ten ant & STNL* Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2 0 1 3 2 0 1 4 2 0 1 5 2016

28 2012 1,345 81.3% 1.0% 1.8 1.6 0.2 0.9 2013 1,436 80.9% 1.8% 1.7 1.0 2.7 1.6 2014 1,863 85.4% 2.3% 2.0 2.5 1.4 4.0 2015 1,581 86.0% 3.3% 3.6 5.0 2.1 3.7 2016 1,834 86.2% 5.9% 7.2 6.3 4.3 2017 1,737 % O F L E A S E D S F SF EXPIRATIONS (000s) AVERAGE TENANT RETENTION* CASH LEASING SPREADS* Multi-Tenant Lease Maturities WTD AVERAGE CASH LEASING SPREADS 1.0% 1.8% 3.3% 2018 1,541 WTD AVG Q1 Q2 Q3 Q4 2019 1,527 * Same Store 2.3% 15% 16% 19% 16% 19% 17% 15% 15%

29 OLD RENT TERM NEW RENT TENANT IMPROVEMENTS GROSS INVESTMENT RENT CONCESSIONS RENT BUMP LEASING COMMISSIONS Cash Releasing Spread Average Releasing Yield Average* Releasing Yield 10.2% 11.0% $26.62 $27.88 * Not indicative of overall yield because it does not reflect any vacancy Releasing yield captures the overall economics of leases renewed, whereas releasing spreads only reflect one factor.

30 <0% 0% 50% 1% 2% 3% 4% 5% >6% 2012 WTD AVG 1.0% 2014 WTD AVG 2.3% 2016 WTD AVG 5.9% 0% 40% 30% 20% 10% 6% CASH LEAS ING SPREAD D ISTR IBUT ION 2016 YTD 2014 2012 1% 18% 22% 13% 31% 44% 49% 30% 22% 37% 21% 12% 2012 2014 20 16 20 16 20 14 201 2 Cash Leasing Spread Distribution

31 MOB Fungibility Metrics -1 .0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% FUNGIBILITY SCORE 1 2 3 4 5 6 7 8 9 10 CASH LEASING SPREADS* * Based on HR lease renewals from 2014-2016 (1,064 leases totaling 3.5M square feet) CURRENT MOB PORTFOLIO SCORE 1-4 SCORE 5-7 SCORE 8-10 Properties 22 73 87 Square Feet 835K 4.4M 8.0M Avg Distance from Campus 2.09 Mi 0.55 Mi 0.13 Mi Occupancy 71.7% 86.3% 89.9% Top 100 Health Systems 40% 76% 84% HIGH FUNGIBILITY Smaller markets Off campus Limited hospital affiliation SCORE 1-4 LOW FUNGIBILITY Larger, denser markets Top hospital affiliation On campus Strong population growth SCORE 8-10 LOW-FUNGIBILITY: Having unique qualities that are not readily substituted. Before acquiring or developing a building, HR assigns each property a fungibility score. 0.78% -1.85% -4.61% 1.77% 2.33% 2.28% 3.91% 3.40% 4.78% 6.74%7.0% -2.0% -3.0% -4.0% -5.0% R 2= 0.68

HR MOB Portfolio Evolution



2006
2011
2016
SF CHANGE (2006-2016)
FUNGIBILITY SCORE
10
9
8
7
6
5
4
3
2
1
5.5%
22.8%
18.9%
8.4%
11.4%
12.3%
8.1%
6.7%
3.5%
2.5%
WTD AVG 6.5
6.2%
23.0%
19.9%
9.9%
13.8%
8.6%
9.2%
5.1%
2.5%
1.7%
WTD AVG 6.8
7.3%
24.2%
29.0%
14.2%
13.2%
5.9%
2.7%
2.1%
1.4%
0.1%
WTD AVG 7.5
+ 497K
+ 1.3M
+ 2.2M
+ 1.2M
+ 780K
- 268K
- 336K
- 296K
- 114K
- 191K
100%
100%
100%
8,504,364 SF
12,648,255 SF
13,244,839 SF
4,740,475 SF

32

33 Capital Stack and Maturities $81M $247M $248M $397M $117M $3,344M(2) Revolver Senior Notes Due 2023 (1) Senior Notes Due 2025 (1) Senior Notes Due 2021 (1) Mortgage Notes Payable (1) Equity Market Value $4,583 MILLION July 2020 May 2025 1 .53% January 2021 April 2023 September 2023 ∞ 0 YRS 10 YRS 4.08% 5.97% 3.95% 5.14% (1) Balance as of September 30, 2016 (2) Based on closing price of $28.86 on November 9, 2016 and 115,878,537 shares outstanding as of October 28, 2016 DEBT METRICS 12 months ended 9/30/16 Fixed Charge Coverage Ratio 3.6x Debt Service Coverage 4.0x Net Debt to Adjusted EBITDA 5.0x Debt to Total Capital 33.5% Debt to Total Capitalization (2) 27.0% MATURITY Total Capitalization 4 .3 1% B LE N D E D C O ST O F D E B T $149M Term loan due 2019 February 2019 1 .72%

34 Healthcare Realty Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2016, the Company had investments of approximately $3.5 billion in 202 real estate properties located in 29 states totalling approximately 14.5 million square feet. The Company provided leasing and property management services to approxi- mately 10.1 million square feet nationwide.